Prepaid expense and other current assets (Tables)	12 Months Ended
Dec. 31, 2019
Prepaid expense and other current assets
Summary of prepaid expenses and other current assets

	As of	As of
	December 31,	December 31,
	2018	2019	2019
	RMB	RMB	US$
Deposits to cooperators(1)	40,000,000	518,720,216	74,509,497
Earnings rights associated with loan assets(2)	—	380,000,000	54,583,585
Prepaid expenses(3)	43,312,139	160,697,858	23,082,803
Input VAT to be deducted	—	79,150,506	11,369,259
Interest receivable of consolidated trusts	296,080	35,451,817	5,092,335
Advance to employee	4,401,076	6,330,011	909,249
Receivables from borrowers	2,173,292	1,206,974	173,371
Others	25,010,248	44,612,448	6,408,177
Total prepaid expenses and other current assets	115,192,835	1,226,169,830	176,128,276

(1)Deposits to cooperators relate to the pledged cash to our financial institutional cooperators.

(2)In 2019, the Group purchased earnings rights of two loan assets from a related party without recourse (Note 10). The principal of the two underlying loans amounted to RMB100 million (Loan#1) and RMB280 million (Loan#2), respectively.

The original maturity for Loan#1 was from January 31, 2019 to January 30, 2020, and the interest rate applied is 15.6%. On January 30, 2020, Loan#1 had been partially repaid by RMB30 million, and the maturity date of remaining RMB70 million had been extended to October 30, 2020. The loan was secured by pledged shares provided by the borrower's controlling shareholder.

The original maturity for Loan#2 was from May 9, 2019 to November 9, 2019, and the interest rate applied is 8%. As of date of this report, the maturity date of the entire Loan#2 had been extended to November 9, 2020. The loan was guaranteed by borrower's shareholder.

As of December 31, 2019, the Group considered there was no impairment allowance needed for the earnings rights associated with loan assets.

(3)Prepaid expenses mainly relate to prepaid service fee to our service providers.